Liquidity and capital resources	6 Months Ended
Jun. 30, 2019
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Liquidity and capital resources
2.5.7	Liquidity and capital resources

Our liquidity requirements primarily relate to the funding of research & development, general & administrative expenses and working capital requirements. We monitor our risk to a shortage of funds using a monthly liquidity planning tool. Our objective is to maintain a balance between continuity of funding and flexibility through the use of bank deposits and finance leases.

As of June 30, 2019, we funded our operations through several private and public investments totaling, since inception, approximately €281 million (respectively, approximately €67 million and €214 million). We also received non-dilutive funding from local and European governmental bodies.

Recoverable Cash Advances (RCA’s), recorded as financial liabilities for an amount of €3.5 million at June 30, 2019, correspond to the risk-adjusted present value of expected future repayments of amounts granted by the Walloon Region, to support specific development programs related to C-Cathez and CYAD-01. As of June 30, 2019, there is one RCA contract pending totaling €3.5 million, out of which €3.2 million has been effectively paid out to Celyad by the Walloon Region.

We are also exposed to contingent liabilities as a result of the license agreement executed with Celdara Medical, LLC. The risk adjusted present value of expected cash outflows (mainly towards Celdara) is recorded as a financial liability for an amount of €24.8 million at June 30, 2019.

The following table sets forth our condensed interim consolidated cash flows information for the six-month periods ended June 30, 2019 and 2018:

	For the 6-month period ended June 30,
(€’000)	2019	2018
Net cash used in operations	(16,063)	(13,877)
Net cash from/(used in) investing activities	9,090	10,125
Net cash from/(used in) financing activities	96	42,865

Change in Cash and cash equivalents	(6,876)	39,112

Short-term investments variance elimination	(9,197)	(10,653)

Net cash burn[2]	(16,074)	28,459

The cash outflow resulting from operating activities amounted to €16.1 million for the six months ended June 30, 2019 in comparison with that of €13.9 million for the six months ended June 30, 2018. This €2.2 million increase is mainly driven by:

•	€0.8 million spend increase for DEPLETHINK study, in line with patient enrollment started in H1.2019 (CYAD-01);

•	€0.8 million spend increase in the development of our allogeneic platform (CYAD-200 series).

Cash flow from investing activities represented a net cash inflow of €9.1 million for the six months ended June 30, 2019, decreasing of €1.1 million in comparison with prior year’s period, largely driven by proceeds from short-term investments.

There were no significant cash flow from financing activities in the first half of 2019 compared to a cash flow of €42.9 million for prior year’s period. The cash inflow that had been reported for the 2018 period relates mainly to the net proceeds from the capital increase occurred in May 2018. This item explains the negative net cash burn for the comparative period (net cash inflow of €28.5 million) compared to the net cash outflow of €16.1 million for the six months ended June 30, 2019.

[2]	‘Net cash burn’ is an alternative performance measure determined by the year-on-year net variance in the Group’s treasury position as defined in the disclosure note 2.5.10.